Exhibit (h)(50) under Form N-1A
Exhibit 10 under Item 601/Reg. S-K

EXHIBIT A
To
The MUTUAL FUND SERVICES AGREEMENT FOR TRANSFER AGENCY SERVICES
between
UNIFIED FUND SERVICES, INC. AND THE HUNTINGTON FUNDS

(Amended & Restated as of October 21, 2008)

NAME OF HUNTINGTON FUNDS PORTFOLIOS

Dividend Capture Fund
Investment A Shares
Investment B Shares
Trust Shares
Fixed Income Securities Fund
Investment A Shares
Investment B Shares
Trust Shares
Growth Fund
Investment A Shares
Investment B Shares
Trust Shares
Income Equity Fund
Investment A Shares
Investment B Shares
Trust Shares
Intermediate Government Income Fund
Investment A Shares
Investment B Shares
Trust Shares
International Equity Fund
Investment A Shares
Investment B Shares
Trust Shares
Michigan Tax-Free Fund
Investment A Shares
Investment B Shares
Trust Shares
Mid Corp America Fund
Investment A Shares
Investment B Shares
Trust Shares
Money Market Fund
Investment A Shares
Investment B Shares
Trust Shares
Interfund Shares
Mortgage Securities Fund
Investment A Shares
Investment B Shares
Trust Shares
New Economy Fund
Investment A Shares
Investment B Shares
Trust Shares
Ohio Municipal Money Market Fund
Investment A Shares
Trust Shares
Ohio Tax-Free Fund
Investment A Shares
Investment B Shares
Trust Shares
Real Strategies Fund
Investment A Shares
Investment B Shares
Trust Shares
Rotating Markets Fund
Investment A Shares
Investment B Shares
Trust Shares
Short/Intermediate Fixed Income Securities Fund
Investment A Shares
Investment B Shares
Trust Shares
Situs Fund
Investment A Shares
Investment B Shares
Trust Shares
Tax-Free Money Market Fund
Investment A Shares
Trust Shares
Technical Opportunities Fund
Investment A Shares
Investment B Shares
Trust Shares
U.S. Treasury Money Market Fund
Investment A Shares
Trust Shares
Macro 100 Fund
Investment A Shares
Investment B Shares
Trust Shares
VA Balanced Fund
VA Dividend Capture Fund
VA Growth Fund
VA Income Equity Fund
VA International Equity Fund
VA Macro 100 Fund
VA Mid Corp America Fund
VA Mortgage Securities Fund
VA New Economy Fund
VA Real Strategies Fund
VA Rotating Markets Fund
VA Situs Fund

This Exhibit A, amended and restated as of October 21, 2008, is hereby incorporated and made part of the Mutual Fund Services Agreement for Transfer Agency Services dated June 23, 2006, by and between the parties named below (the “Agreement”), and replaces any and all prior versions of Exhibit A to the Agreement

Witness the due execution hereof this 21st day of October, 2008.

THE HUNTINGTON FUNDS

By:  /s/ George M. Polatas
Name:  George M. Polatas
Title:  Vice President

UNIFIED FUND SERVICES, INC.

By:  /s/ Anthony J. Ghoston
Name:  Anthony J. Ghoston
Title: President